EXHIBIT 99.1

BeyondSpring Announces Leadership Transition to Deliver Focused Execution on Its Confirmatory DUBLIN-4 Program and Long-Term Value

  Dr. Lan Huang, PhD, remains Chairman of BeyondSpring, committing her time to SEED Therapeutics, where she serves as Co-Founder, Chairman, and Chief Executive Officer — a structure designed to give each company a fully dedicated executive leader
  Dr. Jiangwen (Jen) Majeti, PhD, MBA, current BeyondSpring Director, appointed Vice Chairman — deepening Board-level governance and providing strategic continuity
  Min Qiu appointed Chief Executive Officer with a clear mandate: execute DUBLIN-4, extend Plinabulin’s scientific optionality, and build BeyondSpring’s global partner and investor base
  Na Li appointed Chief Financial Officer to strengthen BeyondSpring’s financial position and support capital markets engagement with Asian and international counterparties
  All leadership changes effective July 1, 2026

FLORHAM PARK, N.J., June 04, 2026 (GLOBE NEWSWIRE) -- BeyondSpring Inc. (NASDAQ: BYSI) (“BeyondSpring” or the “Company”), a clinical-stage biopharmaceutical company developing first-in-class therapies for cancers with high unmet need, today announced a leadership transition designed to deliver focused, disciplined execution on BeyondSpring’s most important near-term objective: completing DUBLIN-4, its confirmatory Phase 3 program for Plinabulin in non-squamous EGFR wild-type non-small cell lung cancer (NSCLC) with no driver mutation and post-immune checkpoint inhibitor (ICI). The leadership changes become effective July 1, 2026.

These changes follow a deliberate Board decision to align BeyondSpring’s organizational structure with three defining realities: a clear and differentiated scientific thesis, a confirmatory trial pathway for Plinabulin, and an intellectual property portfolio extending well into the next decade. Each appointment serves one objective: crossing the finish line on DUBLIN-4 and establishing Plinabulin as a new standard of care for a large and underserved patient population.

The Scientific Foundation: Why This Moment Matters

Plinabulin is a first-in-class GEF-H1 agonist whose multifunctional mechanism — encompassing dendritic cell maturation, tumor microenvironment modulation, anti-angiogenesis, and neutropenia mitigation — activates biological pathways that standard chemotherapy and ADC drugs do not. BeyondSpring’s intellectual property portfolio protecting Plinabulin includes patents granted across 40+ jurisdictions globally, with U.S. composition-of-matter protection currently extending through 2036. Upon FDA approval of Plinabulin, BeyondSpring expects to apply for a Hatch-Waxman patent term extension — which can restore up to five additional years of U.S. patent protection — potentially extending exclusivity to 2041. The commercial runway ahead of this asset is long.

In the DUBLIN-3 Phase 3 study, published in The Lancet Respiratory Medicine (2024), Plinabulin combined with docetaxel doubled two- and three-year survival rates in second- and third-line EGFR wild-type NSCLC patients who had progressed on prior therapy — while simultaneously reducing docetaxel-induced grade 4 neutropenia from 33% to 5%. These results — durable efficacy and meaningfully superior tolerability in a single combination — are the peer-reviewed, published scientific foundation for DUBLIN-4.

New preclinical data presented at the 2026 AACR Annual Meeting extend Plinabulin’s scientific thesis into the antibody drug conjugate (ADC) setting. When Plinabulin was combined with leading ADC agents — T-DXd and Dato-DXd — it produced significantly higher complete tumor regression rates and improved survival in preclinical models, with or without immunotherapy. The mechanism is clear: Plinabulin’s GEF-H1 activation matures dendritic cells, elevates the CD8+ T cell-to-Treg ratio, and mitigates the neutropenia that forces ADC dose reductions or treatment interruptions — simultaneously addressing the two most persistent barriers to ADC efficacy. Recent Phase 3 studies in second- or third-line NSCLC post-ICI, including TROPION-Lung01 and EVOKE-01, showed that leading ADCs failed to outperform older chemotherapy in certain lung cancer settings, underscoring the need for precisely the kind of combination regimen Plinabulin’s mechanism provides. No currently approved drug serves that role.

DUBLIN-3, DUBLIN-4, and the AACR 2026 ADC data present a coherent and expanding scientific story — grounded in peer-reviewed evidence, and protected by an IP portfolio with a long commercial runway. The leadership structure announced today has been designed to execute on that story with speed, focus, and discipline.

Dr. Lan Huang, PhD: Chairman — A Principled Separation of Executive Focus

Dr. Lan Huang, who founded BeyondSpring and led it from inception through its Nasdaq listing, three global Phase 3 studies, and the DUBLIN-3 publication in The Lancet Respiratory Medicine, will remain Chairman of BeyondSpring.

This reflects a principled governance decision and a thoughtful succession plan. Dr. Huang is also the Co-Founder, Chairman, and Chief Executive Officer of SEED Therapeutics, a clinical-stage targeted protein degradation company advancing its next phase of development and capital formation. The Board concluded that the right answer is to ensure each company has dedicated leadership suited to its current stage.

As Chairman, Dr. Huang will provide strategic vision and Board leadership for BeyondSpring. The clarity of that structure — strategic governance at BeyondSpring and operational leadership at SEED — is itself a governance strength. It gives BeyondSpring’s Board and shareholders a dedicated management team with the full operational focus that DUBLIN-4 demands and gives SEED’s investors and scientific partners the executive commitment they are entitled to expect.

Dr. Huang holds a PhD in Chemistry from the University of California, Berkeley, conducted postdoctoral research at Memorial Sloan Kettering Cancer Center, and has published in Science and Nature. She is the co-inventor of multiple Plinabulin patents and has built and exited multiple companies, including transactions with Warburg Pincus and Shanghai Pharmaceutical Group. Her scientific vision and founding legacy remain central to BeyondSpring’s identity.

Dr. Jiangwen (Jen) Majeti, PhD, MBA: Vice Chairman — Governance Continuity and Strategic Depth

The Board has appointed Dr. Jiangwen (Jen) Majeti, PhD, MBA, a current BeyondSpring Director and Chair of the Compensation Committee, as Vice Chairman, effective July 1, 2026.

Dr. Majeti’s appointment reflects the Board’s commitment to governance continuity through the transition. With Dr. Huang remaining Chairman of BeyondSpring, Dr. Majeti will help bridge Board and management — providing the incoming CEO with a senior governance partner who understands BeyondSpring’s scientific and commercial history and brings over two decades of independent global biopharma experience.

Her career spans senior positions at Amgen (co-inventor of a patented therapeutic target in metabolic disease), Roche (where she led global clinical outsourcing and CRO partnerships), BioDuro/PPD, and Erasca. She holds a PhD in Molecular Genetics from the University of Wisconsin–Madison and an MBA from Santa Clara University, and has served as President of the Chinese American Biopharmaceutical Society (CABS), which has more than 3,000 members and subscribers in the life science industry. She is an active angel investor and limited partner in multiple biomedical venture funds. Her cross-border network across U.S., Chinese, and global biopharma ecosystems directly strengthens BeyondSpring’s business development and partnership capacity as DUBLIN-4 advances.

Min Qiu: Chief Executive Officer — A Clear Mandate

The Board has appointed Min Qiu as Chief Executive Officer of BeyondSpring, effective July 1, 2026. His mandate is clear, built around three interlocking priorities:

  Execute DUBLIN-4. DUBLIN-4 is a 442-patient confirmatory Phase 3 trial of Plinabulin plus docetaxel in non-squamous EGFR wild-type NSCLC patients who have progressed on PD-1/PD-L1 inhibitor-containing therapies — the most direct path to a regulatory outcome and to establishing Plinabulin as a new standard of care for a large and underserved patient population. A disciplined enrollment is expected from China, a genuine competitive advantage reflecting BeyondSpring’s established clinical infrastructure and Mr. Qiu’s deep relationships across the Chinese clinical and regulatory network. DUBLIN-4 is an execution program, and crossing its finish line is Mr. Qiu’s primary responsibility.
  Extend Plinabulin’s scientific optionality. The AACR 2026 preclinical data establish a compelling rationale for Plinabulin as a backbone agent in ADC combination regimens. Mr. Qiu will work closely with Chief Scientific Officer Dr. June Lu and SVP of Development Dr. John Mao to develop the clinical and partnership framework for ADC combination studies and other applications of Plinabulin’s GEF-H1 mechanism — with research anchored in China, including the Shanghai Chest Hospital collaboration — as a natural and value-creating extension of the DUBLIN-4 program.
  Build BeyondSpring’s global partner and investor base. Mr. Qiu will lead BeyondSpring’s engagement with Chinese pharmaceutical and biotechnology companies, Japanese pharmaceutical partners, and Asia-based institutional investors active in the oncology and biopharmaceutical space. His fluency in Chinese, English, and Japanese, his leadership of the landmark RMB 1.3 billion Hengrui Pharma licensing collaboration, and his deep relationships across Chinese and Japanese pharmaceutical and investor communities give him a distinctive capability to build the financial and partnership base BeyondSpring’s agenda requires.

Mr. Qiu has been actively involved in BeyondSpring’s corporate development for five years. He previously served as Board Secretary of Guangyuyuan Chinese Herbal Medicine Co., Ltd. (SH: 600771) and as a healthcare analyst at China Merchants Securities, focused on the China-Japan pharmaceutical sector. He holds a Bachelor of Pharmacy and a Master of Engineering in Technology Management for Innovation from the University of Tokyo.

Na Li: Chief Financial Officer — Financial Rigor in Support of Execution

Na Li has been appointed Chief Financial Officer (CFO) of BeyondSpring, effective July 1, 2026. She has served as CFO of Dalian Wanchunbulin Pharmaceutical Co., Ltd. since November 2020 and brings more than two decades of finance leadership across pharmaceutical, biotechnology, and public-company environments.

Executing the confirmatory DUBLIN-4 program with discipline — on time, within budget, and with the financial transparency that Nasdaq-listed company obligations require — demands a CFO with both technical financial competence and capital markets relationships to support ongoing financing. Ms. Li brings both.

Her qualifications span financial planning and budgeting, treasury management, internal controls, public-company financial reporting, debt and equity financing, and board secretary functions. She holds an Accountant Certificate, a CFO Qualification Certificate, and a Shanghai Stock Exchange Board Secretary Qualification Certificate. Her experience as Board Secretary for a Main Board-listed Chinese pharmaceutical company on the Shanghai Stock Exchange and for a Third Board-listed company on the Beijing Stock Exchange — managing investor relations, disclosure, and equity transactions involving state-owned shareholders — gives her a distinctive capability to support Mr. Qiu’s engagement with Chinese and Japanese pharmaceutical counterparties and Asia-based institutional investors.

A Note on the BeyondSpring–SEED Therapeutics Relationship

BeyondSpring retains a meaningful equity stake in SEED Therapeutics. This leadership transition has been designed with full awareness of that relationship, and the Board believes the new structure directly strengthens both companies.

SEED Therapeutics is advancing a highly differentiated targeted protein degradation (TPD) technology — its RITE3™ molecular glue approach — with cornerstone investors and collaboration partners Eli Lilly and Eisai. SEED has advanced its lead RBM39 degrader (ST-01156) into Phase 1 clinical development. Dr. Huang’s full executive commitment to SEED is the right governance structure for SEED at this stage.

Leadership Commentary

“This is not a routine management change. It is a considered strategic decision to give BeyondSpring and SEED Therapeutics the leadership structures they each need at this precise moment in their development,” said Dr. Lan Huang, Chairman of BeyondSpring and Co-Founder, Chairman, and Chief Executive Officer of SEED Therapeutics. “Plinabulin’s GEF-H1 mechanism has produced compelling Phase 3 results in NSCLC — doubling survival rates, reducing neutropenia — and our new AACR data extend that same logic into the ADC setting. The science is strong and the IP runway is long. DUBLIN-4 is our confirmatory moment, and it demands focused, disciplined execution. Min has the mandate, the relationships, and the operational depth to deliver it. I look forward to supporting BeyondSpring as Chairman while directing my full attention to SEED Therapeutics and the scientific technology we are building there.”

“DUBLIN-4 is the mission,” said Min Qiu, Chief Executive Officer. “The science and meaningful clinical data from DUBLIN-3 are well received by the clinical community. The patient population for DUBLIN-4 is defined and enriched based on Plinabulin’s mechanism. A meaningful portion of enrollment will come from China, where our clinical infrastructure gives us a genuine speed and cost advantage. My job is to execute that program with precision and global breadth, build the scientific optionality that the AACR ADC data point toward with clinical validation, and develop the partnerships and capital relationships — in China, Japan, and the U.S. — that will sustain BeyondSpring’s momentum through and beyond DUBLIN-4. I am grateful for the Board’s confidence.”

“The Board’s job is to put the right people in the right seats at the right moment,” said Dr. Jen Majeti, Vice Chairman. “This structure does exactly that. Lan’s scientific vision and founding commitment remain central to BeyondSpring’s identity. Min brings the operational intensity and the cross-border capital markets relationships that DUBLIN-4 demands. My role is to ensure the Board provides governance continuity, strategic depth, and integration across BeyondSpring’s global operations. I would add one commercial observation: Plinabulin carries published Phase 3 data, a patent portfolio extending through 2036 and potentially beyond, and a clear confirmatory trial pathway. The runway ahead is long — and DUBLIN-4 is how we capitalize on it.”

About Plinabulin and the Path to DUBLIN-4

Plinabulin is a late-stage, first-in-class GEF-H1 agonist whose multifunctional mechanism — encompassing dendritic cell maturation, tumor microenvironment modulation, anti-angiogenesis, and neutropenia mitigation — activates biological pathways that standard chemotherapy and ADC drugs do not. BeyondSpring’s intellectual property portfolio protecting Plinabulin includes patents granted in 40+ jurisdictions globally, with U.S. composition-of-matter protection extending through 2036 and potential further extension to 2041 under the Hatch-Waxman Act upon FDA approval. Over 700 cancer patients have been treated across multiple clinical programs.

In the DUBLIN-3 Phase 3 study (The Lancet Respiratory Medicine, 2024), Plinabulin combined with docetaxel significantly outperformed docetaxel monotherapy in second- and third-line EGFR wild-type NSCLC, doubling two- and three-year survival rates and reducing grade 4 neutropenia from 33% to 5% (p<0.0001). DUBLIN-4 (n=442, 1:1 randomization) is BeyondSpring’s confirmatory Phase 3 program, designed to validate the DUBLIN-3 results prospectively in non-squamous EGFR wild-type NSCLC patients who have progressed on PD-1/PD-L1 inhibitor-containing therapies. New preclinical data at AACR 2026 further demonstrate Plinabulin’s potential as a backbone combination agent in ADC-based regimens, broadening its long-term clinical optionality.

About BeyondSpring

BeyondSpring (NASDAQ: BYSI) is a clinical-stage biopharmaceutical company developing first-in-class therapies for cancers with high unmet need. Its lead asset, Plinabulin, has been studied in over 700 cancer patients and is in late-stage development across multiple cancer indications, with results published in The Lancet Respiratory Medicine. Learn more at beyondspringpharma.com.

About SEED Therapeutics

SEED Therapeutics is a clinical-stage biotechnology company pioneering targeted protein degradation. Its proprietary RITE3™ technology is advancing novel molecular glue degraders across oncology, neurodegeneration, and immunology. SEED collaborates with Eli Lilly and Company and Eisai Co., Ltd., and is advancing its RBM39 degrader into clinical development. Learn more at seedtherapeutics.com.

Investor Contact: IR@beyondspringpharma.com

Media Contact: PR@beyondspringpharma.com

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements that are not historical facts. Words such as “will,” “expect,” “anticipate,” “plan,” “believe,” “may,” “future,” “estimate,” “predict,” “objective,” “goal,” “designed,” or variations thereof and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are based on BeyondSpring’s current knowledge, beliefs, and expectations regarding possible future events and are subject to risks, uncertainties, and assumptions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including, but not limited to, difficulties raising the anticipated amount needed to finance the Company’s future operations on terms acceptable to the Company, if at all; unexpected results from preclinical studies or clinical trials; the risk that preclinical results may not be predictive of clinical results; delays in obtaining, or failure to obtain, regulatory approvals; results that do not meet the Company’s expectations regarding the safety, efficacy, clinical utility, or regulatory pathway of the Company’s product candidates; changes in or the Company’s ability to comply with applicable intellectual property laws or regulations; increased competition in the market; the Company’s ability to meet Nasdaq’s continued listing requirements; and other risks described in BeyondSpring’s most recent Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission. All forward-looking statements made herein speak only as of the date of this release, and BeyondSpring undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.